[letterhead of K&L Gates]

June 21, 2013

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	FQF Trust 1933 Act File No. 333-173167 1940 Act File No. 811-22540 Preliminary Proxy Statement

Dear Sir or Madam:

On behalf of the FQF Trust (the “Trust”), and its series (the “ETFs”), transmitted herewith for filing pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934 is a preliminary proxy statement (the “Proxy Statement”) to be used in connection with the Special Meeting of Shareholders of the ETFs to be held on August 9, 2013 (the “Meeting”). The Proxy Statement consists of a Letter to Shareholders, responses to “Frequently Asked Questions,” a Notice of Special Meeting of Shareholders, the Proxy Statement and form of proxy. We understand no filing fee is applicable and, accordingly, no fee is included herein.

The Meeting will be held for shareholders of each ETF to consider a new Investment Advisory Agreement between the Trust, on behalf of each ETF, and FFCM, LLC (“FFCM”). As discussed in the Proxy Statement, the new Investment Advisory Agreements would be required as a result of an upcoming change of control event at FFCM, but are the same as the current Investment Advisory Agreements except for the effective date. The Proxy Statement contains more information about the change of control and the Investment Advisory Agreement. Definitive proxy materials are expected to be mailed to shareholders at the beginning of the week of July 9, 2013.

We would appreciate comments as soon as possible. If you have any questions or comments regarding the foregoing, please contact me at (202) 778-9475 or my colleague Kurt J. Decko at (415) 249-1053.

Sincerely,

/s/ Stacy L. Fuller
Stacy L. Fuller

cc:	Ronald Martin FFCM, LLC Kurt J. Decko K&L Gates LLP

Enclosures